                                                             EXHIBIT (8)(d)(iii)

                  AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT

     Pursuant to the Participation Agreement, made and entered into as of the 13th day of April, 1998, and as amended on October 2, 2000, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A as attached hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on October 1, 2001.


                         AMERICAN GENERAL LIFE
                         INSURANCE COMPANY
                         By its authorized officer,


                         By:
                            -------------------------------------------
                         Title:



                         MFS VARIABLE INSURANCE TRUST,
                         ON BEHALF OF THE PORTFOLIOS
                         By its authorized officer,


                         By:
                            -------------------------------------------
                         Title:



                         MASSACHUSETTS FINANCIAL SERVICES
                         COMPANY
                         By its authorized officer,


                         By:
                            -------------------------------------------
                         Title:

                                                         As of October 1, 2001

                                   SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

        NAME OF SEPARATE
        ACCOUNT AND DATE                                POLICIES FUNDED                          PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS                     BY SEPARATE ACCOUNT                  APPLICABLE TO POLICIES
-----------------------------------------------------------------------------------------------------------------
 American General Life Insurance Company      Platinum Investor I Flexible Premium       MFS Emerging Growth Series
          Separate Account VL-R                      Life Insurance Policy                  MFS Research Series
              (May 1, 1997)                          Policy Form No. 97600            MFS Capital Opportunities Series
                                                                                          MFS New Discovery Series
                                             Platinum Investor II Flexible Premium
                                                     Life Insurance Policy
                                                     Policy Form No. 97610

                                                   Corporate America-Variable
                                                     Life Insurance Policy
                                                     Policy Form No. 99301

                                              Platinum Investor Survivor Variable
                                                     Life Insurance Policy
                                                     Policy Form No. 99206

                                             Platinum Investor Survivor II Variable
                                                     Life Insurance Policy
                                                     Policy Form No. 01206

                                             Platinum Investor III Flexible Premium
                                                     Life Insurance Policy
                                                     Policy Form No. 00600

                                                      Legacy Plus Variable               MFS Emerging Growth Series
                                                     Life Insurance Policy
                                                     Policy Form No. 98615

                                                      The One VUL Solution               MFS Growth With Income Series
                                                 Variable Life Insurance Policy
                                                      Policy Form No. 99615

                                                         AG Legacy Plus                  MFS Emerging Growth Series
                                                 Variable Life Insurance Policy           MFS New Discovery Series
                                                      Policy Form No. 99616

 American General Life Insurance Company       Platinum Investor Variable Annuity        MFS Emerging Growth Series
            Separate Account D                       Policy Form No. 98020                  MFS Research Series
           (November 19, 1973)                                                        MFS Capital Opportunities Series
                                                                                          MFS New Discovery Series